. . . 1 The 4Q 2023 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on January 18, 2024. Exhibit 99.2 OceanFirst Financial Corp. 4Q 2023 Earnings Release Supplement1 January 2024

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, changes in liquidity, including the size and composition of the Company’s deposit portfolio, including the percentage of uninsured deposits in the portfolio, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees, the effect of our rating under the Community Reinvestment Act, the impact of the COVID-19 pandemic or any other pandemic on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on January 18, 2024. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Q4-23 Financial Highlights 3 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) Estimated. Financial Highlights $0.45 Core Diluted EPS 1 $88 million Net Interest Income 0.77% Core ROAA 1 9.67% Core ROTCE 1 $0.65 Core PTPP Diluted EPS 1 10.9% CET1 Ratio 2 ▪ Total deposits, excluding time deposits, increased by 1% from prior linked quarter. Net deposit growth funded a reduction in brokered time deposits of $364 million. ▪ In line with Management expense guidance, core non-interest expense(1) decreased to $58.5 million, representing a $6 million (or 9%) drop from the linked quarter. Core non-interest expense to total average assets1 declined to 1.7%, a 17 bps decline from the linked quarter. ▪ Capital remains strong and above “well capitalized” levels.

. . . I N V E S T O R P R E S E N T A T I O N 4 Quarterly Earnings Update

. . .Loan Portfolio Trends 5 Moderated Loan Growth in the Portfolio ($’millions) ▪ Loan growth has moderated prudently, with the expectation of single-digit annualized growth in 2024. ▪ Loan yields continue to improve. 5,172 5,297 5,320 5,334 5,354 997 986 982 957 944 622 622 620 652 666 2,862 2,882 2,907 2,928 2,980 4.76% 264 Q4-22 4.96% 253 Q1-23 5.17% 255 Q2-23 5.30% 252 Q3-23 5.40% 251 Q4-23 9,918 10,040 10,084 10,124 10,195 Average Loan Yield Home Equity & Consumer Residential C&I CRE Owner Occupied CRE Investor Owned

. . .Credit Quality Historically Top Quartile and Well Positioned ▪ Underlying collateral is diversified: The underlying collateral for the CRE Investor Owned (“Investor”) portfolio is highly diversified and focused in low risk collateral types. ▪ Maturity wall is modest and has a minimal impact: Our maturity wall, totaling $969 million (or 10% of total loans), is set to mature in 2024 and 2025 with weighted average rates of 6.09% and 6.31%, for each respective cohort. ▪ A repricing analysis(2) was performed on the vast majority of the CRE Investor and Construction portfolio. Results indicated the portfolio continues to service debt without unusual stress. ▪ The weighted average DSCR of loans after stressing the portfolio at an interest rate of 7% is 1.21x. ▪ Refer to the Appendices for additional disclosures on the Office portfolio. 6 CRE Investor Owner Portfolio by Geography Notes: All data presented represents CRE Investor balances, excluding purchase accounting marks and Construction as of December 31, 2023, unless otherwise noted. (1) Other includes co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other. (2) Repricing analysis as of Q1-23 included stressing portfolio with an increase to 7% interest rates while keeping unwritten rents constant. We are actively tracking CRE loan underlying cash flows and noted no material change from Q1-23. As such, we have deemed the results from the repricing analysis to be relevant for the current quarter. Maturity Wall Detail Balance Weighted Average % of Maturity Year ($'millions) Rate LTV DSCR Loans 2024 390 6.09 63.57 1.60 3.82% 2025 579 6.31 54.38 1.91 5.68% Total 969 6.22 58.07 1.79 9.50% 33% 27% 25% 9% NY PA/DE NJ 3% MA 3% MD/DC Other CRE Investor Owned - Collateral Details $'millions CRE: Investor Owned % of Total WA LTV WA DSCR Retail 1,082 23.1% 56.9 1.64 Office 1,106 23.6% 54.9 1.74 Multi-Family 903 19.2% 56.6 1.61 Industrial / Warehouse 704 15.0% 51.3 2.11 Hospitality 139 3.0% 49.6 1.31 Other 1 759 16.2% 47.1 1.67 CRE: Investor Owned 4,693 100.0% 53.7 1.72 Construction 661 CRE IO and Construction Total 5,354

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (1 of 2) 7 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: At December 31, 2023, of the Special Mention loans and Substandard loans represented above, 96.3% and 79.2% were current on payments, respectively. Note #2: Peer data is on a one quarter lag. 0.19% 0.15% Q4-22 0.18% 0.14% Q1-23 0.19% Q2-23 0.27% Q3-23 0.26% 0.19% Q4-23 Non-performing loans to total loans Non-performing assets to total assets Non-performing loans 19,321 18,508 26,365 (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. 19,587 50,776 86,765 88,152 86,596 106,55148,214 23,980 30,859 44,940 40,386 2.46% 1.00% Q4-22 2.39% Q1-23 2.53% 1.18% Q2-23 2.70% 1.30% Q3-23 1.44% Q4-23 1.10% Peer Average Criticized Loans / Total Loans OCFC Criticized Loans / Total Loans Special Mention Substandard 26,921 0.14% Criticized loans as a % of total loans remain low at 1.44% as of Q4-23 compared to 2.06% as of Q4-19 (pre-pandemic). 0.20% In Q3-23, the Bank charged-off $8 million on a single CRE credit relationship. The remaining exposure of $9 million is included in the non- performing loan balance at Q3-23 and Q4-23.

. . .Quarterly Credit Trends (2 of 2) 8 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.12% 0.57% Q4-22 0.10% 0.60% Q1-23 0.10% 0.61% Q2-23 0.09% 0.63% Q3-23 Q4-23 0.69% 0.70% 0.71% 0.72% 0.73% 0.66% 0.07% PCD & General Credit Marks ACL 10,283 3,153 (47) 123 8,271 35 3,647 Q4-22 3,013 Q1-23 1,229 Q2-23 Q3-23 Q4-23 (5) Provision Expense Net Charge-offs (Recoveries) Driven by a charge-off on a single commercial real estate credit relationship announced on September 14, 2023. NCOs to avg. loans for the year totaled 0.08%.

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 9 ▪ From 2006 to 2022, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s CRE NCO to average CRE loans totaled 6 bps per year compared to 81 bps for all commercial banks between $10 - $50 billion in assets. ▪ From 2006 to 2022, peak CRE net charge-offs for OCFC totaled 47 bps in 2020, related to proactively de-risking our balance sheet. Peak CRE charge-offs for commercial banks between $10 - $50 billion in assets were 455 bps in 2010. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 Q2-23 Q3-23 Q4-23 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative CRE charge-offs for OCFC between 2006 and Q4-23 were minimal, totaling $35 million. Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . .Deposit Trends 10 (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. ▪ Non-maturity deposits increased by $109 million (or 1%) from the linked quarter. ▪ High yield savings grew by $42 million from the previous quarter, driving an improvement in the quality of our deposit base as these will reprice should rates moderate next year. ▪ The decline in Q4-23 time deposits is driven by a decrease in brokered CDs of $364 million. Shift in Deposit Mix to Drive Retention ($’millions) 10.00% 0.61% Q4-22 20.00% 1.15% Q1-23 29.00% 1.67% Q2-23 35.00% 2.02% Q3-23 38.00% 2.18% Q4-23 Deposit Beta (1) Cost of Deposits (Spot) 1,542 2,387 2,766 2,654 2,445 714 616 770 860 1,0221,488 1,309 1,230 1,484 1,399 3,830 3,697 3,538 3,709 3,912 2,101 1,984 1,854 1,827 1,657 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 9,675 9,993 10,158 10,534 10,435 Non Int. Bearing Int. Bearing Checking Savings Money Market Time Deposits Deposit Beta and Cost Trend 10% 20% 29% 35% 38% Cost of Deposits Type of Account Qtr. Avg. Dec 31 Spot Int. Bearing Checking 2.00% 2.02% Money Market 3.17% 3.18% Savings 1.42% 1.36% Time Deposits 4.13% 4.12% Total (incl. non-int bearing) 2.22% 2.21%

. . .Net Interest Income and Net Interest Margin Trends 11 (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge Q3-23 NIM -0.08 Rate environment, change in balances and funding mix, and other -0.01 Quarter-specific impacts (PA accretion for payoffs) Q4-23 NIM 2.91% 2.82% 3.64% 3.54% Q4-22 3.34% 3.30% Q1-23 3.02% 2.97% Q2-23 2.91% 2.85% Q3-23 2.82% 2.77% Q4-23 NIM Core NIM Net Interest Income ($’000) 106,488 Q4-22 98,802 Q1-23 92,109 Q2-23 90,996 Q3-23 87,824 Q4-23 Net Interest Income Headwinds ▪ Competitive market environment as peers compete on rate for quality credit. ▪ Remaining disciplined on deposit pricing and managing funding costs.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 12 Core Non-Interest Expense1 ($’000) 7,990 7,852 8,629 8,411 7,999 4,697 5,098 5,083 5,258 2,858 4,629 6,154 6,165 6,086 6,430 1,924 1,749 2,465 2,557 2,723 6,158 6,444 6,366 6,638 6,390 33,943 33,920 34,222 35,534 32,126 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 59,341 61,217 62,930 64,484 58,526 Compensation & employee benefits Occupancy & Equipment FDIC & regulatory assessments Data processing Professional fees Other Opex 50.78% Q4-22 56.49% Q1-23 61.94% Q2-23 64.29% Q3-23 60.02% Q4-23 1.88% 1.87% 1.87% 1.88% 1.71% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2)Other Opex includes marketing, check card processing, amortization of CDI, and other expenses. ▪ Q4-23 core operating expenses decreased $6.0 million from the prior linked quarter to $58.5 million primarily driven by a reduction in compensation costs and professional fees. ▪ Q4-23 core operating expenses exclude the $1.7 million pre-tax FDIC special assessment. (2)

. . .Generating Consistent Returns 13 Book Value and Tangible Book Value per Common Share ($)1, 2 Core ROAA1, ROTE1, and ROTCE1 • Tangible book value per common share increased by $1.27 (or 7%) compared to the same quarter last year. • We have an outstanding share repurchase authorization totaling 2.9 million. • Capital remains strong and above “well capitalized” levels. Capital Management ($’millions) 17.08 17.42 17.72 17.93 18.35 26.81 27.07 27.37 27.56 27.96 9.9 10.0 10.2 10.4 10.9 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 CET1 Book Value per Share Tangible Book Value per Common Share 15.01% 15.86% 1.22% Q4-22 12.15% 12.80% 1.00% Q1-23 9.84% 10.36% 0.81% Q2-23 6.54% 6.88% 0.54% Q3-23 9.20% 9.67% 0.77% Q4-23 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 8.47% 0 Q4-22 8.37% 0 Q1-23 8.51% 0 Q2-23 8.64% 0 Q3-23 8.80% 0 Q4-23 Tangible Stockholders’ Equity to Tangible Assets1 Share Repurchases Cash Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) CET1 ratio represents an estimate as of Q4-23.

. . .Management 2024 Outlook 14 Loans Deposits Operating Expenses Net Interest Margin Capital • Continued focus on credit risk management, anchored by our diversified CRE portfolio that has performed well in market downturns. • Maintain loan-to-deposit ratio ~100% for the entire year. • Accounts for uncertainty in deposit flows. Our expectation is moderate outflow of non-maturity deposits, offset by an increase in promo CDs and high yield savings accounts. Single-digit growth for full year Single-digit growth for full year Flat run-rate in 2024 Stable throughout 2024 Robust CET1 ratio (>10%) Guidance Key Assumptions / Commentary • We continue to exercise disciplined expense control and anticipate the run-rate to remain flat in 2024. • We have some additional expense management initiatives that are in progress in 2024. • We expect to maintain our common equity tier 1 ratio above 10%. • We plan to utilize our share repurchase authority in a prudent manner to maintain these capital levels. • Our share repurchase authorization has a remaining 2.9 million shares available. • Expecting stabilization and potential modest expansion beginning by mid-2024, subject to interest rate, loan growth, and funding trends.

. . . I N V E S T O R P R E S E N T A T I O N 15 Appendix

. . .CBD Office Concentration Exposure Is Moderate 16 CBD Office Portfolio by Geography 13% 36% 33% 18% New York City Newark Boston Philadelphia Central Business District (CBD) - Office $'millions Book Balance % of Total WA LTV WA DSCR Credit Tenant 44 35.6% 61.3 1.79 Office 42 33.8% 56.2 2.02 Life Sciences & Medical 38 30.6% 80.6 1.33 CBD - Office 123 11.3% 65.5 1.73 % of Total Loans 1.2% CRE Investor Owned: Office (All Geographies) $'millions Book Balance % of Total WA LTV WA DSCR Office 533 48.2% 51.8 1.78 Medical 346 31.3% 57.8 1.92 Credit Tenant 228 20.6% 64.6 1.62 Total Office 1,106 100.0% 56.3 1.79 % of Total Loans 10.8% CBD Proportion of Total Assets 99% 1% CBD Non-CBD Office Loan Classifications 98% 2% Criticized & Classified Non Criticized & Classified Central business district (CBD) loans have a weighted average LTV of 65.5% and weighted average DSCR of 1.73.

. . . COVID-19 Pandemic Northeast Outperforms Through Credit Cycles… 17 ▪ Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions ▪ Median net charge-offs / average assets for Northeastern banks averaged 15 bps during the Global Financial Crisis compared to 50 bps for other regions. In Q2-23, median NCOs / average assets totaled 1 bp for Northeastern banks versus 2 bps for other regions Global Financial Crisis Hurricane Sandy 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 Q2-23 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets Source: SNL Financial. GFC Peak NCOs 1.3x 1.7x 2.6x 6.0x3.4x Multiple of Northeast 0.24% 0.32% 0.40% 0.63% 0.80% 1.43% Northeast Southwest Mid Atlantic Midwest Southeast West

. . . COVID-19 Pandemic Global Financial Crisis Hurricane Sandy …With a Similar Story in Commercial Real Estate Portfolios 18 ▪ Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions ▪ Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 Q2-23 Northeast CRE NCO / Avg Assets Mid-Atlantic CRE NCO / Avg Assets Southeast CRE NCO / Avg Assets Midwest CRE NCO / Avg Assets Southwest CRE NCO / Avg Assets West CRE NCO / Avg Assets Source: SNL Financial. GFC Peak CRE NCOs 1.4x 1.7x 3.3x 6.2x4.2x Multiple of Northeast 0.03% 0.04% 0.04% 0.09% 0.11% 0.16% Northeast Southwest Mid Atlantic Southeast Midwest West

. . .Non-GAAP Reconciliations (1 of 2) (1) The sale of specific positions in two financial institutions impacted both equity investments and debt securities for the three months ended March 31, 2023. On the Consolidated Statements of Income, the losses on sale of equity investments and debt securities are reported within net gain (loss) on equity investments ($4.6 million) and other ($697,000), respectively, for the three months ended March 31, 2023. Non-GAAP Reconciliation For the Three Months Ended $'000 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Core Earnings: Net income available to common stockholders (GAAP) 26,678 19,663 26,793 26,879 52,268 Add (less) non-recurring and non-core items: Merger related expenses - - 22 276 Branch consolidation expense, net - - 70 111 Net (gain) loss on equity investments (1) (2,176) (1,452) 559 2,193 (17,187) Net loss on sale of investments (1) - - - 5,305 - FDIC special assessment 1,663 - - - - Income tax expense (benefit) on items 129 351 (162) (1,797) 4,060 Core earnings (Non-GAAP) 26,294 18,562 27,190 32,672 39,528 Income tax expense 8,591 6,459 8,996 8,654 17,353 Provision for credit losses 3,153 10,283 1,229 3,013 3,647 Less: income tax expense (benefit) on non-core items 129 351 (162) (1,797) 4,060 Core earnings PTPP (Non-GAAP) 37,909 34,953 37,577 46,136 56,468 Core earnings diluted earnings per share 0.45 0.32 0.46 0.55 0.67 Core earnings PTPP diluted earnings per share 0.65 0.59 0.64 0.78 0.96 Core Ratios (Annualized): Return on average assets 0.77 0.54 0.81 1.00 1.22 Return on average tangible stockholders' equity 9.20 6.54 9.84 12.15 15.01 Return on average tangible common equity 9.67 6.88 10.36 12.80 15.86 Efficiency ratio 60.02 64.29 61.94 56.49 50.78

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Tangible Equity Total stockholders' equity 1,661,945 1,637,604 1,626,283 1,610,371 1,585,464 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 9,513 10,489 11,476 12,470 13,497 Tangible stockholders' equity 1,146,286 1,120,969 1,108,661 1,091,755 1,065,821 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,090,759 1,065,442 1,053,134 1,036,228 1,010,294 Tangible Assets Total Assets 13,538,253 13,498,183 13,538,903 13,555,175 13,103,896 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 9,513 10,489 11,476 12,470 13,497 Tangible assets 13,022,594 12,981,548 13,021,281 13,036,559 12,584,253